UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 22, 2010
THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 943-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)(1)	On February 22, 2010, in light of the company’s performance for 2009, during which the company had record earnings per diluted share of $7.26, the organization and compensation committee of the Board of Directors of The Lubrizol Corporation awarded a discretionary bonus for each of the following named executive officers as set forth in the table below. These amounts were in addition to the annual incentive awards made to these named executive officers pursuant to the company’s Annual Incentive Pay Plan.

James L. Hambrick—	Charles P. Cooley—	Stephen F. Kirk—
Chairman, President	Senior Vice	Senior Vice	Joseph W. Bauer—
and Chief Executive	President and Chief	President and Chief	Vice President and
Officer	Financial Officer	Operating Officer	General Counsel
$225,863	$76,984	$73,392	$49,247
Similarly, in recognition of their contributions to the company’s success, the Chief Executive Officer approved discretionary bonuses for all plan participants for 2009.

(2)	On February 22, 2010, the Board approved amendments to The Lubrizol Corporation Annual Incentive Pay Plan, The Lubrizol Corporation 2005 Stock Incentive Plan, and the forms of the Performance Share Unit Award and the Nonstatutory Stock Option Award Agreement, each under The Lubrizol Corporation 2005 Stock Incentive Plan to: (1) eliminate the provisions that provided for automatic vesting and/or payment of awards under these plans upon a change in control of the company; and (2) add a provision that provides the organization and compensation committee the authority to: (a) cause to be forfeited any outstanding award; and (b) seek to recoup any economic gains from any participant who engages in conduct determined by the committee to not be in good faith and that disrupts, damages, impairs or interferes with the business, reputation or employees of the company or its subsidiaries, including conduct that leads to a restatement of the company’s financial statements.
The foregoing description of the amendments to The Lubrizol Corporation Annual Incentive Pay Plan, The Lubrizol Corporation 2005 Stock Incentive Plan, and the forms of Performance Share Unit Award and the Nonstatutory Stock Option Award Agreement is a summary and is qualified by reference to the amended language in each such document, which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:

10.1	The Lubrizol Corporation Annual Incentive Pay Plan, as amended.

10.2	The Lubrizol Corporation 2005 Stock Incentive Plan, as amended.

10.3	Form of Performance Share Unit Award under The Lubrizol Corporation 2005 Stock Incentive Plan, as amended.

10.4	Form of Nonstatutory Stock Option Award Agreement under The Lubrizol Corporation 2005 Stock Incentive Plan, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION
Date: February 24, 2010

By:	/s/ Leslie M. Reynolds
	Name:	Leslie M. Reynolds
	Title:	Corporate Secretary and Counsel

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